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               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                          FORM 8-K

              Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934



Date of Report(Date of earliest event reported)   March 25, 1997
                                                -----------------

                 AK STEEL HOLDING CORPORATION
------------------------------------------------------------------
   (Exact name of registrant as specified in its charter)


    DELAWARE             File No. 1-13696         31-1401455
---------------      -----------------------    -------------
(State or other      (Commission file number)   (IRS employer
jurisdiction of                                 identification
incorporation)                                  number)


  703 Curtis Street, Middletown, Ohio           45043
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(Address of principal executive offices)      (Zip code)


Registrant's telephone number, including area code: (513) 425-5000
                                                     -------------


                         Not Applicable
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 (Former name or former address, if changed since last report)


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Item 5.   Other Events.
          ------------
          Filed herewith are copies of two Press Releases, dated March 19 and March 20, 1997, respectively, issued by AK Steel Holding Corporation (the "Company") to announce they had reached an agreement which resolves the expiration date of the labor agreement covering the company's Ashland, Kentucky USW-represented employees and the Board of Directors announced the election of James L. Wareham as President of the Company, effective March 20, 1997.


Item 7.   Exhibits.
          ---------

          (a)  Financial Statements of business acquired:

               Not applicable.

          (b)  Pro Forma financial information:

               Not applicable.

          (c)  Exhibits:

               (1)  Press Release, dated March 19, 1997

               (2)  Press Release, dated March 20, 1997


                            2

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                        Signatures



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                        AK STEEL HOLDING CORPORATION



                       /s/ John G. Hritz
                           ---------------------------------
                           Vice President, General Counsel
                           and Secretary


Dated:  March 25, 1997


                            3


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              AK STEEL HOLDING CORPORATION


                     FORM 8-K
                   CURRENT REPORT

                   Exhibit Index
                   -------------


Exhibit No. Description                            Page
----------  -----------                            ----

   1        Press Release, dated March 19, 1997     5
   2        Press Release, dated March 20, 1997     6

                            4